SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 2, 2001

                         NORTHEAST INDIANA BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)


     Delaware                     0-26012                        35-1948594
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  (State or other          (Commission File Number)            (IRS Employer
  jurisdiction of                                             Identification
  incorporation)                                                  Number)


648 North Jefferson Street, Huntington, Indiana                   46750
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:            (219) 356-3311
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                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events
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Northeast Indiana Bancorp, Inc. issued a press release dated August 2, 2001, attached hereto as Exhibit 28.1 announcing Second Quarter Cash Dividend.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)   Exhibits

               Exhibit 28.1       Press Release dated August 2, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NORTHEAST INDIANA BANCORP, INC.



Date: August 6, 2001                By:          /s/ Stephen E. Zahn
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                                        Stephen E. Zahn
                                        President and Chief Executive Officer